SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                October 16, 2002
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                        (Date of earliest event reported)


                           Staten Island Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                          1-13503               13-3958850
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(State or other jurisdiction     (Commission File Number)   (IRS Employer
of incorporation)                                            Identification No.)



1535 Richmond Avenue, Staten Island, New York                         10314
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  (Address of principal executive offices)                          (Zip Code)


                                 (718) 447-8880
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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 (Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events
        ------------

     On October 16, 2002, Staten Island Bancorp, Inc. (the "Company") issued a press release reporting its results of operations for the quarter ended September 30, 2002.

     The Company also issued a press release announcing its declaration of a cash dividend, payable on November 12, 2002 to stockholders of record on October 28, 2002.

     The Company's press releases, both of which are dated October 16, 2002, are attached hereto as exhibits to this Form 8-K and are incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

                  99.1 Press Release reporting results of operations for the quarter ended September 30, 2002.

                  99.2     Press Release declaring cash dividend.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   STATEN ISLAND BANCORP, INC.



Date: October 18, 2002             By:   /s/ Harry P. Doherty
                                         ------------------------------------
                                         Harry P. Doherty
                                         Chairman and Chief Executive Officer